EXHIBIT 10.7
                                                   Execution Copy


               ASSIGNMENT OF DRILLING CONTRACT

     THIS ASSIGNMENT OF DRILLING CONTRACT (this "Agreement"), is made as of August 12, 1999, by RBF Exploration Co., a corporation organized under the laws of the State of Nevada ("Assignor"), to the Trustee from time to time under that certain Trust Indenture and Security Agreement (the "Trust Indenture") dated as of even date herewith between Assignor and Chase Bank of Texas, National Association, as trustee (together with its successors and assigns, the "Assignee"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings assigned to such terms in the Trust Indenture.

     WHEREAS,  Shell   Deepwater Development  Inc.  ("SDDI")  and
Assignor are parties to that certain Deep Water Rig Contract dated August 12, 1998 (the "SDDI Contract");

     WHEREAS, the Trust Indenture provides for, among other things, the pledge of certain collateral and the issuance of $200,000,000.00 Senior Secured Class A1 Notes and the issuance of $50,000,000.00 Senior Secured Class A2 Notes (collectively, the "Notes"), subject to the terms and conditions contained therein; and

     WHEREAS, in connection with the sale of the Notes, Assignor has entered into certain Note Purchase Agreements dated August
12, 1999 (the "Note Purchase Agreements") with various Note purchasers (the "Note Holders"); and

     WHEREAS, in connection with the Trust Indenture, and the pledge of collateral related thereto, Assignor on even date herewith entered into that certain First Preferred Ship Mortgage (the "First Preferred Ship Mortgage") on the vessel to be documented under U.S. flag with the name DEEPWATER NAUTILUS (the "Drilling Rig", or sometimes the "Vessel"); and

     WHEREAS, in consideration of entering into the Note Purchase
Agreements, the Note Holders have required that Assignor enter into this Agreement for the assignment of all revenues due or to become due to Assignor relating to the SDDI Contract;

     NOW, THEREFORE, in consideration of the mutual premises  and
other   good   and  valuable  consideration,  the   receipt   and
sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Assignment. As security for the obligations secured by the Trust Indenture and the other Project Documents, the Assignor hereby grants, sells, conveys, assigns, transfers, sets over, mortgages and pledges to the Assignee, and unto the
     Assignee's successors and assigns, all its right, title, interest, claim and demand in and to:

     (i)  all of the Assignor's rights in the SDDI Contract;

     (ii) all monies whatsoever due or to become due to Assignor arising out of the SDDI Contract, all accounts reflected on Assignor's books relating to such payments and all written evidence of the foregoing, including all invoices, statements, and other writings rendered under the SDDI Contract;

    (iii) all other monies whatsoever due or to become due to the Assignor arising out of the use or operation of the Vessel pursuant to any employment of the Vessel, including, but not limited to the SDDI Contract, all day rate payments, freight, charter hire and passage monies, proceeds of off-hire insurance, any other monies earned and to be earned, due or to become due, or paid or payable to, or for the account of, the Assignor, of whatsoever nature, arising out of or as a result of the SDDI Contract or any other drilling contract for, or use, operation or management by the Assignor or its agents of, the Vessel;

     (iv) all monies and claims for monies due and to become due to the Assignor under and all claims for damages arising out of the breach (or payments for variation or termination) of the SDDI Contract and any other employment of the Vessel, any and all other present and future drilling contracts, and operations of every kin d whatsoever of the Vessel that may now and hereafter accrue or belong
          to  the  Assignor,  its  successors  or   assigns,
          arising out of or in any way connected with its present or future requisitions, drilling contracts, use, operation or management of the Vessel or arising out of or in any way connected with the Vessel;

     (v) all monies and claims for monies due and to become due to the Assignor, and all claims for damages against parties other than SDDI in respect of the actual or constructive total or partial loss of or requisition of use of or title to the Vessel; and

     (vi) any proceeds of any of the foregoing.

     SECTION 2. Payments. The Assignor covenants that, (i) it will have all the day rate payments, charter hires, earnings, freights and other monies hereby assigned paid over directly to the order of the Assignee, and if any such amounts are paid to or received by the Assignor, it will promptly pay such amounts to the Assignee; (ii) it will promptly notify in writing (and deliver a duplicate copy of such notice to the Assignee) SDDI and each of the Assignor's agents and representatives into whose control may come any earnings and monies hereby assigned, informing each such Person of this Agreement, and instructing such addressee to remit promptly to the order of the Assignee all earnings and monies hereby assigned which may come into such Person's control and to continue to make such remittances until such time as such Person may receive written notice to the contrary directly from the Assignee; and (iii) it will instruct each such Person to acknowledge directly to the Assignee receipt of the Assignor's written notification and the instructions. Any sum in respect of monies assigned hereunder which is in the hands of any Assignor's agents and representatives referred to above, shall be deemed to have been received by them for the use and on behalf of the Assignee and shall be promptly paid to the Assignee.

     SECTION 3. Limitation on Assignee's Liability. Anything herein contained to the contrary notwithstanding, the Assignee, each Note Holder, each Credit Support Party and their respective successors and assigns shall have no obligation or liability under the SDDI Contract, any other agreement or under any other drilling contract by reason of or arising out of this Agreement, and the Assignee, each Note Holder, each Credit Support Party, and their respective successors and assigns, shall not be required or obligated in any manner to perform or fulfill any obligations of the Assignor under or pursuant to any agreement, drilling contract or charter or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times.

     SECTION 4. Appointment. The Assignor hereby constitutes the Assignee, and its successors and assigns, whether or not an Indenture Event of Default shall have occurred and be continuing, its true and lawful attorney-in-fact, irrevocably, with full power, in the name of the Assignor or otherwise, to receive, compound and give acquittance for any and all monies and claims for monies due and to become due, property and rights hereby assigned, to endorse any checks or other instruments or orders in connection therewith, to file any document or to take any action or institute any proceedings which the Assignee, and its successors and assigns, may deem necessary or advisable in the premises, and to take any action in the name of the Assignor or otherwise, which the Assignor is obligated to take hereunder.

     SECTION 5. Consideration. The powers and authorities granted to the Assignee, and its successors or assigns, herein, having been given for valuable consideration and coupled with an interest, are hereby declared to be irrevocable.

     SECTION 6. Remedies. The Assignor hereby agrees that if an Indenture Event of Default shall have occurred and be continuing, the Assignee shall have the right, but not the obligation, in its own name or in the name of the Assignee, to exercise all of the Assignor's rights and, to perform any or all of the Assignor's obligations under the SDDI Contract and any other drilling contract respecting the Vessel as though named as ship owner therein. The Assignor hereby agrees that the remedies herein are cumulative, and not exclusive of any other remedies provided by law or any other Project Document.

     SECTION 7. Third Party Consents. The Assignor covenants to obtain the consent of SDDI to this Agreement, in a form and in substance reasonably satisfactory to the Assignee.

     SECTION 8. Representations and Covenants. The Assignor warrants and represents that it has not assigned or pledged the rights, title and interest assigned hereunder to anyone other than the Assignee. The Assignor hereby covenants that, without the prior written consent thereto of the Assignee, it will not assign or pledge the whole or any part of the rights, title and interest hereby assigned to anyone other than the Assignee, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of this Agreement, or of any of the rights created by this Agreement.

     SECTION 9. Financing Statements. The Assignor hereby appoints the Assignee as its attorney-in-fact to execute on the Assignor's behalf and file any financing statements under the Uniform Commercial Code, or papers of similar purpose or effect in respect of this Agreement, but the foregoing shall not limit the obligations of the Assignor under Section 10.

     SECTION 10. Further Assurances. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all further instruments and documents as the Assignee may deem desirable in obtaining the full benefits of this Agreement.

     SECTION 11. Successors and Assigns. Assignor may not make an assignment or other transfer of this Agreement or any interest herein by operation of law or otherwise unless it has obtained the prior written consent of Assignee to such assignment or other transfer, which consent may be withheld, conditioned or delayed. Assignee may assign its right and benefits under this Agreement to any successor or to any one or more of the holders of the Notes or, upon payment by the Sureties pusuant to the Performance Bond, to the Sureties.

     SECTION  12.     Notices.   All  notices  to  Assignor   and
Assignee required to be served under this Agreement shall be in writing and shall be served by registered mail and shall be addressed as follows:

      If to the Assignee: Chase Bank of Texas, National Association
                          1150 Chase Tower
                          600 Travis Street
                          Houston, TX 77002
                          Attn:  Mauri J. Cowen, V.P.

          If to Assignor: RBF Exploration Co.
                          901 Threadneedle
                          Houston, Texas  77079
                          Attn:  President

or  at such other address as Assignor and Assignee may from  time
to  time  designate in writing to the other party.   All  notices
required to be served under this Agreement will be effective when received by the addressee.

     SECTION 13. No Waiver; Amendments. Subject to applicable statutes of limitations, no failure on the part of the Assignee or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Assignee or any of its agents of any right, power, or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. No amendment of this Agreement shall be effective unless the same shall be in writing and signed by Assignor and Assignee. No waiver of any provision of this Agreement shall be effective unless signed by Assignee.

     SECTION 14. Governing Law; Submission to Jurisdiction; Etc. (a) This Agreement (including, but not limited to, the validity and enforceability hereof and thereof) shall be governed by, and construed in accordance with, the laws of the state of New York, other than the conflict of laws rules thereof which would require the application of the laws of another jurisdiction.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, ASSIGNOR HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE ANY PERSON FROM OBTAINING JURISDICTION OVER OTHER PARTIES IN ANY COURT OTHERWISE HAVING JURISDICTION.

     (c) ASSIGNOR HEREBY IRREVOCABLY DESIGNATES CAPITOL SERVICES, INC. LOCATED AT 40 COLVIN STREET, SUITE 200, ALBANY, NEW YORK 12206, AS THE DESIGNEE, APPOINTEE AND AGENT OF ASSIGNOR TO RECEIVE, FOR AND ON BEHALF OF ASSIGNOR, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY OVERNIGHT COURIER TO ASSIGNOR AT ITS ADDRESS SET FORTH HEREIN, BUT THE FAILURE OF ASSIGNOR TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE
AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ASSIGNOR AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.

     (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ASSIGNEE, THE HOLDER OF A NOTE OR ANY OTHER PERSON TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ASSIGNOR IN ANY OTHER JURISDICTION.

     (e) ASSIGNOR HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY PROJECT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

     SECTION 15. NO ORAL AGREEMENTS. THIS AGREEMENT, TOGETHER WITH THE PROJECT DOCUMENTS, EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS AGREEMENT, TOGETHER WITH THE PROJECT DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     SECTION  16.     Third Party Beneficiaries.  In addition  to
Assignee, each of the Sureties, each of the Note Holders and each of the Credit Support Parties is an intended third party beneficiary of this Agreement.



          [Remainder of Page is Intentionally Blank.]




     IN WITNESS WHEREOF, Assignor has caused this Agreement to be duly executed as of the day and year first above written.


                                   RBF EXPLORATION CO.



                                   By:
                                   Name:
                                   Title: